Supplement dated July 31, 2023, to the
Prospectus dated May 1, 2018, for MONYMaster, and
Prospectus dated May 1, 1992, for The MONYMaster,
variable annuity contracts
issued by Equitable Financial Life Insurance Company of America
Equitable America Variable Account A

Supplement dated July 31, 2023, to the
Prospectus dated May 1, 2002, for MONY Custom Estate Master, variable universal life policies
issued by Equitable Financial Life Insurance Company of America
Equitable America Variable Account L

This Supplement amends certain information in your variable product Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference. You may obtain a current Prospectus by visiting www.protective.com/productprospectus or by calling (800) 487-6669.

Various changes to the EQ/T. Rowe Price Growth Stock Portfolio

Effective on or about July 31, 2023, the current sub-adviser for the EQ/T. Rowe Price Growth Stock Portfolio (T. Rowe Price Associates, Inc.) will be replaced by J.P. Morgan Investment Management Inc. The EQ/T. Rowe Price Growth Stock Portfolio will also change its name to the EQ/JPMorgan Growth Stock Portfolio ("Portfolio"). Additionally, Portfolio annual expenses have been reduced by temporary fee reductions. See the Portfolio prospectus and any prospectus supplements for more information. The Portfolio prospectus, as supplemented, can be found at www.protective.com.onlineprospectus.net/protective/funds.

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at (800) 487-6669.